
NFL
HOF 19
ENSHRINEMENT WEEK

Hall of Fame Resort & Entertainment Company
Investor Presentation – September 2019


HALL OF FAME


BUILT TOUGH


PROFESSIONAL
HALL OF FAME



Disclaimer

This investor presentation is for informational purposes only and is subject to change. The information contained herein does not purport to be all-inclusive. The data contained herein is derived from various internal and external sources. No representation is made as to the reasonableness of the assumptions made within or the accuracy or completeness of any projections, modeling or any other information contained herein. Gordon Pointe Acquisition Corp. ("GPAQ") and HOF Village, LLC ("HOFV" or the "Company") assume no obligation to update the information in this presentation.

This material is not for the benefit of, and does not convey any rights or remedies for the benefit of, any holder of securities or any other person. This presentation is for discussion purposes only and is incomplete without reference to, and should be viewed solely in conjunction with, the oral briefing provided by the Advisor. This material is not intended to provide the sole basis for evaluation of any transaction and does not purport to contain all information that may be required and should not be considered a recommendation or opinion of any kind with respect to any transaction. This material was not prepared to comply with the disclosure standards set forth under state and federal securities laws.

Forward-Looking Statements

Certain statements made herein are "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "anticipate", "believe", "expect", "estimate", "plan", "outlook", and "project" and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include timing of the proposed merger; the business plans, objectives, expectations and intentions of the parties once the transaction is complete, and GPAQ's and HOFV's estimated and future results of operations, business strategies, competitive position, industry environment and potential growth opportunities, relating to the acquired business. These forward-looking statements reflect the current analysis of existing information and are subject to various risks and uncertainties. As a result, caution must be exercised in relying on forward-looking statements. Due to known and unknown risks, our actual results may differ materially from our expectations or projections. The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed transaction contemplated thereby; the inability to complete the transactions contemplated by the Merger Agreement due to the failure to obtain approval of the stockholders of GPAQ or other conditions to closing in the Merger Agreement; the outcome of any legal proceedings that have been, or will be, instituted against GPAQ or other parties to the Merger Agreement following announcement of the Merger Agreement and transactions contemplated therein; the ability of GPAQ and/or GPAQ Acquisition Holdings, Inc. ("Holdings") to meet NASDAQ listing standards following the merger and in connection with the consummation thereof; the failure to obtain the financing arrangements necessary to complete the development of the project; the failure to achieve the assumptions underlying certain of the financial projections included herein including, among others, securing the timely financing for, and achieving construction of, the second phase of the project within assumed time and financial budget, and achieving expected attendance and occupancy rates; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the announcement of the Merger Agreement and consummation of the transaction described therein; costs related to the proposed merger and the impact of the substantial indebtedness to be incurred to finance the consummation of the merger; changes in applicable laws or regulations; the ability of the combined company to meet its financial and strategic goals, due to, among other things, competition, the ability of the combined company to grow and manage growth profitability, maintain relationships with customers and retain its key employees; the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in other reports and other public filings with the Securities and Exchange Commission (the "SEC") by GPAQ and Holdings. In addition, the allocation of equity in the newly merged public company identified in these materials assumes that there will be approximately $110.5 million in the GPAQ trust account at closing, which itself assumes no material redemptions prior to the closing absent corresponding equity financing.

Disclaimer (continued)

Use of non-GAAP Financial Measures

This presentation includes non-GAAP financial measures of the combined company including forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA. In this presentation, "EBITDA" means net income (loss) before interest expense, income taxes and depreciation and amortization. "Adjusted EBITDA" means EBITDA adjusted for items that are not part of regular operating activities, including acquisition related expenses, profit interest expense and founder's fee (both of which will cease following closing of the merger) and other non-cash items such as non-cash-unit based compensation, losses on disposal of property, losses from discontinued operations and individually significant disposals and expenses related to tax changes. Adjusted EBITDA does not represent, and should not be considered as, an alternative to net income or cash flows from operations, each as determined in accordance with GAAP. "Annualized run-rate EBITDA" means "EBITDA" projected over an annualized period. We have presented forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA in this presentation because we consider them key measures used by the combined company's management to understand and evaluate HOFV's operating performance and trends, to prepare and approve the combined company's annual budget and to develop short-term and long-term operational plans, and believe that those measures are frequently used by analysts, investors and other interested parties in the evaluation of companies. Other companies may calculate EBITDA, adjusted EBITDA and annualized run-rate EBITDA differently than we do. HOFV and GPAQ are unable to reconcile the forward-looking projections of EBITDA and adjusted EBITDA and annualized run-rate EBITDA to their nearest GAAP measures because the nearest GAAP financial measures are not accessible on a forward-looking basis.

Additional Information about the Transaction and Where to Find It

For additional information on the proposed transaction, see GPAQ's Current Report on Form 8-K, which will be filed with the SEC. The proposed transaction will be submitted to shareholders of GPAQ for their approval. In connection with the proposed business combination, Holdings will file with the SEC a registration statement on Form S-4 for the Holdings securities to be issued to the security holders of GPAQ and the members of HOFV Village Newco, LLC at the closing of the business combination, which registration statement will contain preliminary and definitive proxy statements of GPAQ in connection with a special meeting of the stockholders of GPAQ to consider and vote on the business combination and related matters. Holdings and GPAQ will mail the definitive registration statement on Form S-4 containing the definitive proxy statement and other relevant documents to its stockholders in connection with the meeting. Investors and security holders of GPAQ and HOF Village Newco, LLC are advised to read, when available, the draft of the registration statement, the preliminary proxy statement, and amendments thereto, and the definitive registration statement and proxy statement, which will contain important information about the proposed business combination and the parties to it. The registration statement and definitive proxy statement will be mailed to stockholders of GPAQ as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the registration statement and proxy statement, without charge, once available, at the SEC's website at www.sec.gov.

Participants in the Solicitation

GPAQ, Holdings, HOFV, HOF Village Newco, LLC and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of GPAQ stockholders in connection with the proposed business combination. Investors and security holders may obtain more detailed information regarding the names, affiliations and interests in GPAQ's directors in its Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to GPAQ's stockholders in connection with the proposed business combination will be set forth in the proxy statement for the proposed business combination when available. Information concerning the interests of GPAQ's and HOF Village Newco, LLC's participants in the solicitation, which may, in some cases, be different than those of GPAQ's and HOF Village Newco, LLC's equity holders generally, will be set forth in the proxy statement relating to the proposed business combination when it becomes available.

No Offer or Solicitation

This material is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Introduction

Today’s Participants

James Dolan
Chairman & Chief Executive Officer,
Gordon Pointe Acquisition Corp (“GPAQ”)



- Chairman and Chief Executive Officer of Voyager Holdings
- Former Senior Executive Federated Investors, Inc.
- Will serve as Lead Director of the combined Company

Mike Crawford
Chief Executive Officer,
Hall of Fame Village, LLC (“HOFV”)



- Former senior executive at Four Seasons and Walt Disney
- Led the design, development and operation of mixed-use Disney developments in Orlando, Anaheim, Tokyo and Shanghai
- Led the negotiation and development of Shanghai Disney from 2007-2014
- Will lead the combined Company as CEO

Transaction Overview

The transaction is fully supported by its current equity holders, structured to support company growth and expected to close Q4 2019

Transaction Overview	• Gordon Pointe Acquisition Corp. (NASDAQ: GPAQ) to merge with Hall of Fame Village, LLC ("HOFV") • Combined company will be renamed Hall of Fame Resort & Entertainment Company (the "Company"), and is expected to be listed on the NASDAQ with the ticker symbol, HOFV • With ownership and support from the Pro Football Hall of Fame ("PFHOF"), the combined company will unite HOFV's live sports and entertainment platform, brands and content with GPAQ's access to public market financing to further the Company's growth • Forecasted revenue in excess of $130 million and expected Phase II Adjusted EBITDA run rate of $50 million
Pro forma Capital Structure	• The Company is expected to have a debt-free balance sheet post-transaction allowing it to raise capital efficiently[1] • GPAQ's capital from its current investors will be used to further the development of the second Phase of the Johnson Controls Hall of Fame Village (the "Village")

Ownership	• Current HOFV holders are rolling 100% of their equity
	• Pro forma ownership expected immediately after closing:[2]
	  • GPAQ founders and public shareholders: ~40%
	  • Existing Hall of Fame Village shareholders: ~60%, led by co-founders PFHOF and Industrial Realty Group ("IRG")
	• Founders shares will be granted to NFL Players Programs, including Hall of Famers through GPAQ sponsor warrants

Management & Governance	• Current CEO of HOFV, Mike Crawford, will lead the combined Company as Chief Executive Officer • 11-member Board of Directors, 5 of whom will be designated by the Hall of Fame Village and GPAQ. Remaining 6 Board members will be independent, with one independent jointly chosen by Johnson Controls Inc. ("JCI") and HOFV
Approvals & Timing	• No minimum cash requirement to close the Transaction • Boards of Directors of GPAQ and The Hall of Fame Village have unanimously approved the transaction • To be approved by Gordon Pointe's shareholders • Expected to close Q4 2019

1. Non-Recourse Securitization of $11.6mm (as of 8/31/2019) fully self-amortizes by 3/31/2021.
2. Assumes GPAQ cash in trust of $110.5 million. Assumes no redemptions.

Strong Strategic Position

Leading Sports, Entertainment & Content Development Company	• HOFV is supported by some of the most powerful brands in sports • HOFV is building a leading sports, entertainment and content development company that leverages the popularity of football, targets an underserved geographic market and has direct access to content owned by the Pro Football Hall of Fame
World-Class Leadership	• Mike Crawford was hired in December 2018 after an extensive search process • Former President of Walt Disney Holdings Company in Shanghai • He led the development of 5 major projects for Disney, including the negotiations, development and initial operations of Shanghai Disney over the final 8 years of his nearly 25-year tenure at Disney
Creating the "Disneyland" of Football	• Phase I is complete; ~$250M has been invested to complete a fully-operating, year-round attraction, including the Tom Benson Stadium, the National Youth Football & Sports Complex and the land acquisition and infrastructure for Phase II and Phase III • Phase II projects will begin construction this fall including an On-Site Hotel, an Off-Site Hotel, the Hall of Fame Indoor Waterpark, 4 additional Youth Fields, the Center for Excellence (Office Building), the Center for Performance (Field House and Convention Center) and the Hall of Fame Retail Promenade. Phase II is expected to be complete in 2022 • Phase III expansion plans include the HOF Experience (an immersive VR/AR attraction), a luxury hotel including retail space, multi-family housing and Legends Landing, the first-ever assisted- and independent-living center intended for ex-NFL players, coaches and officials
Significant Market Potential	• Unique destination addresses an underserved market with exceptional competitive dynamics for growth • Canton, Ohio, the birthplace of American football and the home of the Football Hall of Fame, is an ideal location for HOFV with nearly half of all NFL franchises located within an 8 hour drive
Tax Incentives & Government Support	• Significant government support expected to enhance the return profile • Opportunity to leverage low costs of capital, tax incentives, infrastructure subsidies, and non-dilutive financing options • As part of the Ohio Tourism Development District, there are an additional 500 acres of land designated for the future Village expansion

Compelling Shareholder Proposition

Led by a World Class Management Team

with a successful track record of combining entertainment, experiences, brands and content



Integrated Destination Resort

- 110-acre football themed complex and mixed-use development
- $250 million invested to-date
- Over 1 million annual visitors currently following Phase I with significant future growth projected

Direct Access to Original Content

- 46 million articles and 200 hours of untapped original articles and video in the PFHOF
- Ability to develop multiple media formats including full length feature films, live and taped television specials, studio shows, live sports events, books and artwork

Singular Platform

unifying live entertainment, experiences, brands and content for some of the most powerful and storied brands in football

Committed Owners & Sponsorship

- Partnering with IRG, the PFHOF and other high-profile supporters from the professional football community
- Strategic long-term naming rights agreement with Johnson Controls
- Solid foundation for future growth in sponsorships for brand affinity through enduring connections to passionate audiences that span generations





Well Funded with Access to Efficient Capital

- Post-transaction expect a clean, debt-free balance sheet
- Access to multiple financing sources to fund Phase II
- Diverse pro-forma investor base
- Opportunity Zone status and access to economic stimulus helps fund future growth

Showcasing the History and Passion of Football

Established Track Record

Mike Crawford has an established track record of completing unique development projects on-budget and on-time; including 5 major developments on the Village's scale

Shanghai Disney (Pudong, Shanghai)



Background:

- First mainland resort in China
- Multi-billion dollar development including significant investment from Chinese government funds
- 5.5 years to complete the project, including site prep, infrastructure, themed resorts, entertainment district, man-made lake, hotels, dining, retail and more

Result:

- Results led to budget being met for this this Disney resort in mainland China
- Over 11M visitors in its first year, with attendance and financial results exceeding Pro Forma estimates

Four Seasons Resort The Nam Hai (Hoi An, Vietnam)



Background:

- Four Seasons was expanding internationally by partnering with pre-existing hotel owners
- Multi-million dollar budget, 1-year redevelopment timeframe
- Hotel owner was looking for significant return on an IRR investment

Result:

- Redevelopment was delivered under-budget and early
- Met IRR targets by controlling costs, significantly increasing average-daily-rates and keeping the hotel open during construction

Cirque du Soleil Theatre (Tokyo Disney Resort, Japan)



Background:

- Over a hundred million dollar theater and production budget and 24-month development timeframe to build the Cirque du Soleil theater and the show "Zed"
- Development took place in the middle of the already-operational Tokyo Disney Resort

Result:

- Delivered on-budget and ahead of schedule
- Met all of the demanding requirements of a Cirque du Soleil show and the Disney Resort integrations

Downtown Disney (Disneyland, California)



Background:

- A critical development project that would be the main artery between Disneyland Resort and Disney California Adventure
- Project was running behind-schedule and with risks to running over-budget

Result:

- Mike Crawford led the effort to identify development issues, create a new plan and oversee every aspect of the renewed development
- As a result of the immediate corrective action, the project was completed in accordance with the original budget and timeline

Powerful Brands – Powerful Opportunity

Leveraging Popularity of Professional Football…

Top Professional Sports Leagues by Revenue



$13B
$9.5B
$5.3B
$4.8B
$3.7B
$2.8B
$2.2B
$1.9B
$1.5B
$1.1B
$1B
$977M
$676M
$601M
$555M
$550M
$482M
$461M
$440M
$373M
NFL
NBA
SERIE A
LaLiga
American football
Association football
Baseball
Basketball
Australian rules football
Ice hockey

Source: MarketWatch, 7/2/2016.

Powerful Brand Partners

- The PFHOF enjoys an unprecedented partnership with the NFL, one of the most valuable brands in sports
- Football is Americans' favorite sport, with more people naming football as their favorite sport than basketball, baseball and soccer combined[1]
- Over 185 million NFL fans globally with growing popularity
- 2018 NFL Revenue estimated to be ~$15B, demonstrating continued growth and scale relative to other professional sports leagues

Global NFL Fans by Country (millions)



United States
115m
Mexico
23.3m
Brazil
19.7m
Canada
7.21m
South Korea
6.72m
Germany
6.66m
United Kingdom
5.73m
Spain
3.56m
Saudi Arabia
3.12m
Australia
2.64m
Argentina
2.06m

Source: Statista, 2/3/2015 (based on data compiled by Global Web Index)

Leveraging Media Attention

- The Village will be the centerpiece of the NFL's Centennial celebration in Canton in 2020
- The NFL Centennial celebration will be hosted at HOFV in Canton, the birthplace of the NFL, on September 17, 2020
- Annual Enshrinement Week powered by Johnson Controls has 15 hours of national broadcasts centered around the NFL Game, Enshrinement and the Gold Jacket Dinner to market HOFV

1. Based on Gallup Poll, 2018.

… Leads to a Powerful and Integrated Platform

Formidable Brand Foundation

Leveraging the popularity of football and Pro Football Hall of Fame brand to showcase the power and passion of professional football

Unifying live entertainment, experiences, brands and content

Diversified, sustainable, synergistic and integrated business model

Media & Entertainment & Sponsorships

Leveraging the popularity of football and exclusive content owned by the Pro Football Hall of Fame

Themed, Integrated Destination Resort

Hotel, retail, conventions, trade shows and conferences create a dominant regional destination resort

Future Growth Verticals

- **Fantasy Sports**
- **E-Gaming**
- **Expanded Youth Sports Programming**
- **Destination-based Entertainment Assets**
- **Sports Betting**

Creating the Destination Resort

The Village – Phasing Plan

Multi-Use, Year Round Attraction: Phases I, II and III… Just the Beginning



2
6
B
D
1
5
C
7
3
A
4

(Artistic Rendition)

Phase I is Complete *(2015 to 2018)*	Phase II is On-Going *(2019 to 2022)*	Phase III Has Significant Upside *(2019 to 2025)*

$250 million of investment – Significant attractions currently operational:

1. **Tom Benson HOF Stadium**, a world-class, 23,000 seat, sports and entertainment stadium
2. **National Youth Football & Sports Complex** targets attracting 200,000+ youth annually playing sports, including tackle, flag and 7x7 football, lacrosse, soccer and field hockey

   HOF Entertainment Company intends to produce exclusive content for all ages

$268 million of investment with targeted completion by 2022 for:

3. HOF Indoor Waterpark
4. Premium Hotel[1]
5. Constellation Center for Excellence (Office Building)
6. Center for Performance (Field House and Convention Center)
7. HOF Retail Promenade

Expansion plans include addition of:

A. HOF Experience (immersive VR/AR attraction)
B. Luxury Hotel including retail space
C. Multi-Family Housing
D. Legends Landing (The first-ever assisted- and independent-living center intended for ex-NFL players, coaches and officials)

1. Second hotel development located in downtown Canton.

Significant Market Potential

The Village is situated to address Midwest shortages of themed attractions

- Driving distance for many in the Northeast
- An estimated 32 million people live within 5 hours driving distance of the Village
- Several direct flights to and from Canton / Akron airports from major NE & SE airports



West
Population: 77M
Parks: 6
Attendance: 46.2M
Midwest
Population: 68M
Parks: 3
Attendance: 9.9M
Johnson Controls
HALL OF FAME VILLAGE
Northeast
Population: 56M
Parks: 2
Attendance: 5.5M
South
Population: 122M
Parks: 8
Attendance: 81.7M
Southern California
Orlando
Top 20 Amusement Parks
Canton, Ohio

Direct Flights From:[1]

- New York City
- Newark, NJ
- Washington, D.C
- Charlotte, NC
- Philadelphia, PA
- Chicago, IL
- Atlanta, GA
- Orlando, FL
- Tampa, FL
- Fort Myers, FL
- Houston, TX

1. Nonstop/direct flights from major airlines to Akron-Canton Airport (CAK).

Source: AECOM / TEA Global Attractions Report, U.S. Census (2016).

Strategic Location Taps Into NFL Fandom

The Village is a family vacation drive away for the fanbases of 15 NFL franchises and is positioned to tap into high levels of football fandom

- Nearly half of NFL franchises are located within an 8-hour drive
- Franchises of these 15 teams amount to $6.4B in annual revenues[(1)]

2018 Total Attendance per NFL Team

(Figures in thousands) *Teams within 8-hour drive of location*

Dallas Cowboys	1,303	Miami Dolphins	1,062
New York Giants	*1,183*	*Detroit Lions*	*1,055*
Green Bay Packers	*1,164*	*Baltimore Ravens*	*1,053*
Philadelphia Eagles	*1,150*	San Francisco 49ers	1,052
New Orleans Saints	1,148	*Chicago Bears*	*1,050*
New York Jets	*1,131*	*Cleveland Browns*	*1,045*
Atlanta Falcons	1,119	*Washington Redskins*	*1,043*
Seattle Seahawks	1,118	*Pittsburgh Steelers*	*1,041*
Houston Texans	1,112	Jacksonville Jaguars	1,024
Kansas City Chiefs	1,107	Arizona Cardinals	1,018
Carolina Panthers	1,103	*Tennessee Titans*	*1,008*
Los Angeles Rams	1,102	*Indianapolis Colts*	*1,006*
Denver Broncos	1,092	Tampa Buccaneers	1,000
Minnesota Vikings	1,091	Oakland Raiders	955
Buffalo Bills	*1,073*	*Cincinnati Bengals*	*911*
New England Patriots	*1,069*	Los Angeles Chargers	804



Quebec City
Montreal
Ottawa
MAINE
VERMONT
NEW HAMPSHIRE
MASSACHUSETTS
MINNESOTA
MICHIGAN
Toronto
NEW YORK
CT
Detroit
IOWA
ILLINOIS
OHIO
Philadelphia
NJ
DE
NY Jets,
NY Giants,
Baltimore Ravens
Kansas City
WEST VIRGINIA
Washington
KENTUCKY
VIRGINIA
Nashville
OKLAHOMA
ARKANSAS
Charlotte
SOUTH CAROLINA
MISSISSIPPI
ALABAMA
GEORGIA
Dallas
Austin
LOUISIANA
Jacksonville
Orlando
FLORIDA

Radius represents 8-hour drive from Canton ☆ Canton, Ohio

1. Source: ESPN.

Phase I is Currently Operational

800K fans already coming to Johnson Controls Hall of Fame Village for youth sports, concerts, the Pro Football Hall of Fame Museum, NFL events, etc.



The Pro Football Hall of Fame

- Draws over 240K visitors annually
- Hosts the Hall of Fame Enshrinement Week each August which includes: the Hall of Fame Enshrinement Ceremony, Hall of Fame Game, Concert for Legends and other marquee events



The National Youth Football & Sports Complex

- Hosted over ~350K athletes and spectators since its inception in 2016







Tom Benson Hall of Fame Stadium – Sports Performance Stadium

- Named on Forbes list of “13 Game-Changing NFL Stadiums”[1], holds 23,000 and **hosts the annual Pro Football Hall of Fame Enshrinement Week** Powered by Johnson Controls as well as other premier sporting events such as the Ohio State High School Football Championships and the World Youth Football Championships
- Equipped with first in U.S. cut-away seats to create an elite concert venue
- C3 Presents, the producer of Lollapalooza and Austin City Limits music festivals, and Caesars Entertainment are talent booking partners of the stadium
- Hosted performances by national recording artists such as Maroon 5, Aerosmith, Tim McGraw, Pitbull and Toby Keith, and most recently hosted Imagine Dragons during the 2019 Pro Football Hall of Fame Enshrinement Week

Stadium Programming Diversifying and Accelerating

New Best-in-Class Stadium Completed and Generating Revenue

2017:

- NFL Hall of Fame Game and Weekend
- Performances by national recording artists such as Aerosmith and Kid Rock

2018:

- NFL Hall of Fame Game and Weekend
- The Ohio State Football Championships (the 4th largest crowd in Ohio history)
- Pitbull concert in July
- The inaugural World Youth Football Championships
- Sold out 2018 Enshrinement Weekend (NFL game, HOF Enshrinement, Maroon 5)

2019:

- 2 new semi-pro Spring football leagues (MLFB and APL) to play in 2019 and 2020 and Tom Benson Stadium hosted the inaugural 2019 Black College Football Hall of Fame ("BCFHOF") Classic
- Will continue to host the Ohio State Football Championships, following a unanimous OHSAA Board vote in 2019
- Imagine Dragons performed at the Concert for Legends in August 2019
- LeAnn Rimes performed in June 2019 at the Performing Arts Center

In 2020, HOFV will continue to build out live entertainment business and attract further sporting events as one of the premier stadium destinations in the Midwest

- Target 9 concerts and two festival events during 2020, including annual "Concert for Legends" during Enshrinement Weekend
- Pro Football Hall of Fame and the NFL plan to spend considerable resources promoting and completing the Centennial Weekend celebration in Canton with "Legends of the Game" participating, and Tom Benson Stadium is expected to be the centerpiece of the weekend's events
- Signed 3-year deal to host BCFHOF Classic that will continue past 2020

Note: Forecasts are based on a number of assumptions and there can be no assurance that such forecasts will be achieved.

National Youth Football & Sports Complex

National Youth Football and Sports circuits are critical business and brand drivers in and outside of Canton, bringing hundreds of thousands of visitors and providing great content programming domestically and internationally, with live sporting events for brand building and media coverage production

Complex consists of eight full-sized multi-use state-of-the-art regulation football fields

- Significant driver of multi-day attendance – expected to draw **200K+ athletes and their families** annually beginning in 2019

National Youth Championship games of top youth football teams across 9 regional tournaments are played at Tom Benson Hall of Fame Stadium

- The inaugural tournament included over 70 teams from 32 states and Mexico
  - The tournament has the **potential to draw a national audience similar to the Little League World Series**
  - Significant opportunity - ESPN contract to broadcast the Little League World Series is worth over $7 million per year


PRO FOOTBALL
HALL OF FAME
NATIONAL YOUTH
CHAMPIONSHIP
BANDITS

Opportunity to produce exclusive content from tournaments and camps held at the facility

Already Gaining Momentum

✓ Hosted the **first annual HOF World Youth Football Championships**

  ✓ Received 5 hours of coverage on CBS Sports Network

✓ Hosted events receiving additional hours of national television coverage in 2018

Note: Projections and forecasts are based on a number of assumptions and there can be no assurance that such projections and forecasts will be achieved.

Phase II: Building The Destination




HOTEL

Hall of Fame Experience and Waterpark
- Indoor amusement and waterpark for football
- Interactive and immersive virtual reality experience that puts fans in the game

Hall of Fame Hotel and Conference Center
- Upscale, football-themed hotel with approximately 240 rooms
- Conference center featuring 25K square feet of meeting space




CENTER
for
PERFORMANCE



Constellation Center For Excellence
- 125K square foot office building
- A Coaches University, an institute for the Integrity of Officiating and an Academy of Corporate Excellence

The Center For Performance
- Field House: 100-yd football field and configuration for a basketball arena that holds 5,000
- Convention Center with 80K square feet of convention space

Hall of Fame Retail Promenade
- Unique offering of restaurants and retail

A State-of-the-Art Themed Waterpark

HOF Themed Waterpark

- Construction on the HOF Waterpark is expected to begin in early 2020 and finish in early 2022
- Development and construction costs expected to be $75 million in Phase II
- Expect to receive and drive significant visitation from the Hall of Fame museum and stadium events
- Expected to drive increased visitation, retail spending and hotel stays
- Park and attractions will address significant lack of themed attractions in the Midwest region
- Plan to create immersive, technology-driven attractions in the theme of football and the Pro Football Hall of Fame

Neuman Group
Aquatic Destination Planning and Construction

WHITEWATER®

A one-of-a-kind waterpark attraction in the theme and spirit of football and the HOFV designed by world-class waterpark architects and designers at WhiteWater and Neuman Group

Castaway Bay at Cedar Point

Sandusky, OH

- Opened in 2004 with a 38,000-square-foot indoor waterpark and 237-room hotel
- Features 6 slides, multiple play structures, and a wave pool. Open approximately 250 days per year
- Accommodating an average 800 guests per day and approximately 200,000 annual visitors



Kalahari Resort

Sandusky, OH

- Opened in May 2005 as a 308-room resort with indoor and outdoor waterparks
- 173,000-square-foot indoor waterpark features slides, play-structures and a wave pool.
- Offers multiple shopping and dining options, a spa and a fitness center
- Open daily and hosts approximately 1,000,000 guests per year



Media Platform & Strategic Partnerships

Direct Access to PFHOF Archives

Through our partnership with The Pro Football Hall of Fame, we have unparalleled access to their exclusive Media Content Library, which represents the **Largest Football Collection in the World**

40 million	**6 million**	**200 hours**
Documents	Photos	Historical Video

Opportunity to produce exclusive content around the most inspiring, values-based, football-focused programming for families and fans worldwide

- Over the last 3 years HOF Productions has produced 250 hours of content with interviews and events in anticipation of the NFL's 100th season and the Hall's Centennial Celebration in September 2020 for a 10-hour documentary on PBS, "Football is America America is Football"

- Since December, HOFP has produced 22 ½ hours of national broadcasts, including a two hour Gold Jacket Ceremony Show and 10 ½ hours of Youth Football from the HOFV Hall of Fame Academy, National Signing Day, World Youth Football Championship and the World Bowl High School All American Game



Content is “King”

- Ability to serve multiple media formats including full length feature films, live and taped television specials, studio shows, live sports events, books and artwork
- Talented team, including 10-time Emmy Award Winner George Veras and Cary Granat, former CEO of Walden Media, working to create programming in three primary categories:
  - **Primetime television** for Network and Mainstream cable channels
  - **Family shows** to be enjoyed by the entire family, similar to shows that appear on Nickelodeon or Disney Channel
  - **Kids programming** to help drive awareness of the Company among a younger audience
- Distribution of content across channels, including national broadcast partnerships (Currently EPSN, NFL Network, NBC and CBS Sports Network), streaming services and digital and social media







Future Growth Verticals

Extensive Media Activation

- The Hall of Fame Village Media Company, a wholly owned subsidiary of HOFV, has been formed and initial investments have been made to develop and exploit unique content in Youth Sports and certain proprietary content of the Pro Football Hall of Fame
- There are substantial potential opportunities in partnership with the Pro Football Hall of Fame and other partners to exploit the vast library of unique content of the PFHOF and certain content that will be developed by HOFV
- PFHOF Archive is large, untapped source of content that can be used to generate excitement and attendance traffic in the new development
- Millions of additional, unique pieces focusing on all the thousands of men to play in the NFL and each of their unique stories
- Advanced discussions with Media leaders, creative, development and distribution partners have occurred

Massive Growth of E-Sports / Fantasy and Gaming

- There is planning and advancing discussions with legislators & potential strategic partners on the timing and forms of E-Sports / Fantasy and Gaming which could impact the Company and accelerate certain aspects of developments in Phase II and Phase III of the Village
- Potential partnership being discussed with Caesar's Entertainment and others on including sports betting in Canton with potential reciprocal agreement (e.g., Hall of Fame branded hotel in Las Vegas)
- Global E-Sports revenue expected to grow at 27% YoY and top $1B for first time in 2019
- EA's Madden NFL video game series has sold over 130 million copies globally and continues to be one of the most recognizable brands in the sports gaming world
- Potential partnerships with other gaming companies

Open Additional Themed Destinations

- Potential to leverage the Hall of Fame brand to open themed destinations through locations such as restaurants, bars, etc.
- By opening additional destinations in markets where football has deep penetration, the Hall of Fame Resort & Entertainment Company could significantly expand its reach outside of Canton and broaden awareness of the Johnson Controls Hall of Fame Village

1. Reuters (2/12/2019).

Bringing Together World-Class Sponsors and Partners

Strategic long-term naming rights agreement and over $25 million in annual long-term sponsorship agreements with best-in-class partners expected by 2023

Sponsors

Johnson Controls — **Founding Partner / Anchor Sponsor**

Constellation. An Exelon Company — **Corporate Alliance Partner / Sponsor**

XENITH — **Primary sponsor for the 2018 World Bowl in Mexico City**

Partners

Neuman Group / WhiteWater — **Waterpark design firm**

Turner | AECOM HUNT — **General Contractors**

CAESARS ENTERTAINMENT — **Live entertainment & talent booking for Stadium and Arena**

Sponsorship Revenues (2019E – 2023E)

(USD in millions)



$6.9
$5.9
$1.0
$13.8
$6.5
$7.3
$25.3
$18.1
$7.2
2019E
2021E
2023E
Contracted
New

Financials

Targeted Financial Growth - Phase I & II

(USD in millions)

Phase I
Driven by early stage development of stadium entertainment, alliance partnerships, youth sports and the operating infrastructure investments for Phase 2 and Phase 3

Phase II
Activation of significant assets – Waterpark, Hotels, Convention Center and Retail
Further monetizing Stadium, Youth Sports, Media and Alliance Partnerships

Phase III and Beyond

Phase II run rate EBITDA of ~$50M



Total Revenue
$7.1
$71.5
$131.4
2019E
2021E
2023E
Adjusted EBITDA[1]
($8.0)
$17.2
$44.4
2019E
2021E
2023E

Phase III and further expansion plans to enable further growth, as the JCI HOF Village expands within the approved 600-acre Tourism Development District. Phase III will include virtual reality, additional corporate attractions, a third hotel and run rate EBITDA of ~$100M

Source: Preliminary Management estimates as of August 2019; subject to change. Actual results may differ materially from forecasts.

1. Excludes certain extraordinary non-recurring expenses. Adjusted EBITDA is a non-GAAP metric and is unlikely to be comparable to similar metrics presented by other companies. It should not be treated as a substitute for comparable GAAP financial metrics. Non-GAAP metrics have inherent limitations.

Diversified Future Revenue Streams

By 2023, the Company is expected to have ~$130M of revenue across nine streams including sports, attractions, media, hotels and retail

2023E Revenue Breakdown



Center for EXCELLENCE 3%
HOF Promenade Retail Center 2%
Corporate / Other 4%
National Youth Football & Sports Complex 6%
Fieldhouse / Convention Center 3%
Waterpark 23%
HOF Premium Hotels 9%
HOF Media 10%
Stadium 21%
Sponsorships 19%

Areas of Growth

Waterpark:

- Provides a destination attraction in the underserved Mid-West region with a one-of-a-kind themed waterpark

Stadium and Youth Field Programming:

- HOFV will continue to build out concert / live entertainment business and attract further sporting events
- Expected to draw 200K+ athletes and spectators annually, with >50% coming from out of state

Alliance Sponsorships:

- Over $25M in long-term sponsorship agreements with 8 best-in-class partners to date
- Pipeline to potential future sponsors in diverse categories including autos, airlines, apparel, gaming and F&B

Media:

- 6 shows have already been developed, 3 of which have been greenlit
- 200 hours of historical video accessible in the archive
- Ongoing discussions with studios and platforms
- Acquired rights to multiple Youth Sports programming opportunities including National Signing Day, World Youth Football Championships, World Bowl – Mexico and National 7v7 Flag Football Tournament

Village Premium Hotels and Retail:

- Additional luxury hotel with 60K+ SF retail space

Source: Preliminary Management estimates as of September 2019; subject to change. Actual results may differ materially from forecasts.

Appendix

Public Financing Opportunity – City & State

With projected net financing available of over $160M over the course of the project, public financing opportunities represent a significant component of the overall Capital Plan. There are three main components of the public financing opportunity: TDD Bonds, TIF Bonds and Production Tax Credits

Tourism Development District (TDD) Bond Financing

- Ohio Revised Code 715.014 allows for the creation of a "tourism development district" (TDD) at the HOFV site – currently at 100 acres and approved to expand to 600 acres
- The Hall of Fame Resort & Entertainment Company is allowed, within the TDD, the ability to "self-assess" taxes across all business activity within the established TDD boundaries for the following taxes:
  - Admissions and Parking tax
  - Gross Receipts tax
  - Hotel tax
  - Lease tax
- We will monetize these TDD revenue streams using a 30-year term, at an interest rate of ~6.5%
- In Phase I, the Company is already receiving TDD tax revenue for admissions, parking and gross receipts taxes

Tax Increment Financing (TIF)

- Ohio Revised Code 5709.40 allows real property taxes generated from newly constructed property to be used to fund public infrastructure
- The City of Canton has allowed 75% of the TIF revenues to be pledged to a bond issue
- We intend to monetize these TIF revenue streams from newly constructed private assets, using a 30 year term, at interest rates ranging between 5.5% and 6.50%

Production Tax Credits

- We have submitted an application to the State of Ohio for production tax credits in support of the local production and post production services to create The Hall of Fame Experience

Note: Projected public financing opportunity preliminary estimate as of January 2019; subject to change. Actual results may differ materially from projections.

Qualified Opportunity Zone Investment Opportunity

Existing and planned developments in Canton, Ohio are located in a “qualified opportunity zone” (as defined in the 2017 Tax Cuts and Jobs Act), which may provide certain investors significant benefits

Created as part of the Tax Cuts and Jobs Act of 2017, the Qualified Opportunity Fund (“QOF”) Program is designed to encourage investment in low-income communities by offering tax incentives to investors who invest realized capital gains in QOFs

Tax Component	Details	Tax Benefit
Tax Deferral of Original Capital Gain	■ An investor who reinvests realized capital gains into a QOF generally within 180 days[1] may defer tax on such gains until the earliest of: — Sale of the QOF investment, — The occurrence of an “inclusion event”, or — December 31, 2026	■ Deferral of capital gains ■ More immediate capital to start compounding
Stepped-Up Basis on Original Capital Gain	■ If the investor holds the QOF for: — At least 5 years by December 31, 2026: receives basis step-up equal to 10% of deferred gain — At least 7 years by December 31, 2026: receives an additional basis step-up equal to 5% of deferred gain, resulting in a 15% total basis step-up	■ Tax reduction of deferred gain
Stepped-Up Basis of QOF	■ If the investor holds the QOF for at least 10 years: — Receives step-up in basis to the fair market value of the QOF investment immediately prior to sale	■ No capital gains taxed upon sale of QOF

Year 0: 2019

Begin to Defer Taxes on Original Capital Gain: Invest recently realized capital gains into a QOF

Year 5: 2024

Stepped-up Basis on Original Gain: Investor receives a step-up in basis equal to 10% of the original investment

Year 7: 2026

Stepped-up Basis on Original Gain: Investor receives an additional 5% step-up in basis, for an aggregate step-up equal to 15% of the original investment

Tax Deferral on Original Gain Ends: Taxes are due at the earliest of the sale date, an inclusion event, or 12/31/2026

Year 10: 2029

Stepped-up Basis of QOF: Potential to eliminate all capital gains tax from the sale of the QOF

[1]Source: Tax Cuts and Jobs Act of 2017. Investors who invest capital gains recognized from pass through entities including limited partnerships may, in certain circumstances, choose to begin their 180- day period on either the last day of the entity's year (when the owner would be required to recognize the gain) or when the entity itself would begin the 180-day period (generally the date the entity sold the capital gains property). Special rules apply to certain types of capital gain, including capital gain realized on certain sales of real property. The Tax Cuts and Jobs Act of 2017 provides that the 180- day period begins on the date of “sale,” while the proposed regulations issued by the IRS refer to the date on which the gain is “recognized.”